AMENDMENT NO. 1 TO CREDIT AGREEMENT


     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment No. 1"), dated as of November 1, 1996, between FRONTIER NATURAL GAS CORPORATION, an Oklahoma corporation (the "Borrower"), and BANK OF AMERICA ILLINOIS, an Illinois banking corporation (the "Lender").

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Lender are parties to that certain Credit Agreement, dated as of January 3, 1996 (hereinafter referred to as the "Existing Credit Agreement"); and

     WHEREAS, the Borrower has requested that certain amendments be made to the Existing Credit Agreement; and

     WHEREAS, the Lender is willing to make certain amendments to the Existing Credit Agreement on the terms and conditions hereinafter provided;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

     SECTION 1.1 Certain Definitions. The following terms (whether or not underscored) when used in this Amendment No. 1 shall have the following meanings:

     "Amended Credit Agreement" means the Existing Credit Agreement as amended by this Amendment No. 1.

     "Amendment No. 1 Effective Date" has the meaning provided in Section 4.1.

     SECTION 1.2 Other Definitions. Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Existing Credit Agreement.


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                                   ARTICLE II.

                                  AMENDMENTS TO
                            EXISTING CREDIT AGREEMENT

     Effective on the Amendment No. 1 Effective Date, the Existing Credit Agreement is amended in accordance with the terms of this Article II; except as so amended, the Existing Credit Agreement shall continue to remain in all respects in full force and effect.

     SECTION 2.1 Amendments to Section 1.1.

     (a) The definition of "Tranche B Availability Termination Date" in the Existing Credit Agreement is deleted and the following definition is inserted in its place:

               "Tranche B Availability Termination Date" means June 30, 1997."

     SECTION 2.2 Amendments to Borrower's Address. The address of the Borrower set forth on the signature page of the Existing Credit Agreement is amended by deleting the existing address and inserting in its place the following new address:

               Frontier Natural Gas Corporation
               One Allen Center
               500 Dallas Street
               Suite 2920
               Houston, TX  77002

               713-739-7100
               713-739-7124 (fax)

     SECTION 2.3 Amendments to Certain Exhibits and Schedules.

     (a)  Schedule  II to the  Existing  Credit  Agreement  is deleted and a new
Schedule  II in the  form of the  Minimum  Monthly  Payments  schedule  shown in
Schedule II hereto is inserted in its place.

     (b) Section 2.10 of the form of Mortgage and of each Mortgage previously executed and delivered in favor of the Lender is deleted and a new Section 2.10 in the form shown in Exhibit A hereto is inserted in its place.


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                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

     In order to  induce  the  Lender  to make the  amendments  provided  for in
Article II, the Borrower hereby

     (a) acknowledges and agrees that, immediately prior to the Amendment No.1 Effective Date, the aggregate outstanding principal amount of all Tranche A Loans is $523,888 and the aggregate outstanding principal amount of all Tranche B Loans is $0.00;

     (b) represents and warrants that the Borrower has full power and authority to execute, deliver and perform its obligations under this Amendment No. 1 and all other Loan Documents delivered to Lender in connection herewith, and this Amendment No. 1 and all such Loan Documents are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms;

     (c) represents and warrants, that each of the representations and warranties contained in the Existing Credit Agreement and in the other Loan Documents is true and correct as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty shall be true and correct in all material respects as of such earlier date) and Borrower has performed each of the covenants and agreements in the Existing Credit Agreement and the other Loan Documents required to be performed by Borrower as of the date hereof; and

     (d) There is no Default or Event of Default by Borrower or any other Obligor under the Existing Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Existing Credit Agreement or any Loan Document.

                                   ARTICLE IV.

                           CONDITIONS TO EFFECTIVENESS

     SECTION 4.1 Effective Date. This Amendment No. 1 shall become effective on November 1, 1996, or, if later, the date (herein called the "Amendment No. 1 Effective Date") when the conditions set forth in this Section 4.1 have been satisfied.

     (a) Execution of Counterparts. The Lender shall have received counterparts of this Amendment No. 1 duly executed and delivered on behalf of the Borrower and the Lender.


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
     (b) Closing Fees, Expenses, etc. The Lender shall have received all reasonable costs and expenses due and payable pursuant to Sections 3.3 and 9.3 of the Existing Credit Agreement, if then invoiced.

     (c) Legal Details, etc. All documents executed or submitted pursuant hereto, and all legal matters incident thereto, shall be satisfactory in form and substance to the Lender and its counsel.

     SECTION 4.2 Expiration. If all of the conditions set forth in Section 4.1 hereof shall not have been satisfied on or prior to February 7, 1997, the agreements of the parties contained in this Amendment No. 1 shall, unless otherwise agreed by the Lender, terminate effective immediately on such date and without further action.

                                   ARTICLE V.

                                  MISCELLANEOUS

     SECTION 5.1 Loan Document Pursuant to Existing Credit Agreement. This Amendment No. 1 is a Loan Document executed pursuant to the Existing Credit Agreement. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended and in full force and effect. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Borrower or which would require the consent of the Lender under the Existing Credit Agreement or any other Loan Document.

     SECTION 5.2 Counterparts, etc. This Amendment No. 1 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement with the same effect as if all parties hereto had signed the same signature page. Any signature page of this Amendment No. 1 may be detached from any identical counterpart of this Amendment No. 1 having attached to it one or more additional signature pages.

     SECTION 5.3 GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT NO. 1 SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     SECTION 5.4 Titles and Headings. The titles and headings of the Sections of this Amendment No. 1 are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment No. 1.


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
     SECTION 5.5 Changes and Modifications in Writing. No provision of this Amendment No. 1 may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.


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
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers hereunto duly authorized as of the day and year first above written.


                                  BORROWER

                                  FRONTIER NATURAL GAS CORPORATION, an
                                  Oklahoma corporation


                                  By: /s/ illegible
                                     -------------------------------------------
                                      /s/ illegible
                                  Title:  Executive Vice President



                                  LENDER

                                  BANK OF AMERICA ILLINOIS


                                  By:  /s/ John H. Homer
                                     -------------------------------------------
                                       John H. Homer
                                  Title:  John H. Homer


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
                                                                       Exhibit A

                          NEW SECTION 2.10 OF MORTGAGE


2.10  Right of Entry.

     (a) The Mortgagor will permit the Trustees or the Bank, or the agents of either of them, at the cost and expense of the Mortgagor, to enter upon the Mortgaged Property and all parts thereof, for the purpose of investigating and inspecting the condition and operation thereof, and shall permit reasonable access to the field offices and other offices, including the principal place of business, of the Mortgagor to inspect and examine the Mortgaged Property and to inspect, review and reproduce as necessary any books, records, accounts, contracts or other documents of the Mortgagor.

     (b) Without limiting the generality of the foregoing, the Bank shall have the right, on twenty-four (24) hours prior notice to the Mortgagor, to cause such persons and entities as the Bank may designate to enter the Mortgaged Property to conduct (at the cost and expense of the Mortgagor), or to cause the Mortgagor to conduct (at the cost and expense of the Mortgagor), such tests and investigations as the Bank deems necessary to determine whether any hazardous substance or solid waste is being generated, transported, stored, or disposed of in accordance with applicable Environmental Laws. Such tests and investigations may include, without limitation, underground borings, ground water analyses and borings from the floors, ceilings and walls of any improvements located on the Mortgaged Property. This Section 2.10 shall not be construed to affect or limit the obligations of the Mortgagor pursuant to Section 2.5 hereof.

     (c) The Bank shall have no duty to visit or observe the Mortgaged Property or to conduct tests, and no site visit, observation or testing by the Bank shall impose any liability on the Bank, nor shall the Mortgagor or any other Obligor be entitled to rely on any visit, observation or testing by the Bank in any respect. The Bank may, in its discretion, disclose to the Mortgagor or any other Person, including any governmental agency, any report or finding made as a result of, or in connection with, any site visit, observation or testing by the Bank. The Mortgagor agrees that the Bank makes no warranty or representation to the Mortgagor or any other Obligor regarding the truth, accuracy or completeness of any such report or findings that may be so disclosed. The Mortgagor also acknowledges that, depending upon the results of any site visit, observation or testing by the Bank and disclosed to the Mortgagor, the Mortgagor may have a legal obligation to notify one or more governmental agencies of such results, that such reporting requirements are site-specific, and are to be evaluated by the Mortgagor without advice or assistance from the Bank.

                                                                     Schedule II


                            Minimum Monthly Payments